Form of Letter to
                              Certain Stockholders

                                          September 19, 2000

FEDERAL EXPRESS

[Name and Address
of Shareholder]

      Re:   India Growth Fund

Dear          :

      Pursuant to my discussion with [name of representative of shareholder], I am enclosing a copy of our proxy statement which I hope is self-explanatory. We are sending this copy to you directly by Federal Express so that you can review it timely but you should be receiving the original proxy to vote from ADP Investor Communication Services, Inc. ("ADP"). If, however, you do not receive the proxy from ADP by September 23, 2000, CALL YOUR CUSTODIAN to make sure your shares are voted.

      PLEASE NOTE that shares should be voted by September 26, 2000.

      I greatly appreciate your support for board representation and our motion. If you have any questions concerning anything in the proxy, please call me at
(212) 682-2300

                                          Sincerely yours,


                                          Howard I. Golden
                                          President